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                           MFS(R) Emerging Growth Fund
                      MFS(R) Gold & Natural Resources Fund
                         MFS(R) Intermediate Income Fund
                          MFS(R) World Governments Fund
                        MFS(R) Growth Opportunities Fund
                   Massachusetts Investors Growth Stock Fund
                          Massachusetts Investors Trust
                                MFS(R) Bond Fund
                          MFS(R) Limited Maturity Fund
                         MFS(R) Government Mortgage Fund
                        MFS(R) Government Securities Fund
                     MFS(R) Government Limited Maturity Fund

                      Supplement to the Current Prospectus

Each Fund adopted a new market timing policy on January 1, 1997 which replaced its policy as disclosed under the heading "Information Concerning Shares of the Fund - Purchases - General - Right to Reject Purchase Orders/Market Timing" in the Prospectus. The new policy is as follows:

       Right to Reject Purchase Orders/Market Timing: Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

       The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

       As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

                 The date of this Supplement is March 1, 1997.